UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Information Statement

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☒	Definitive Information Statement

COASTAL CARIBBEAN OILS & MINERALS, LTD
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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COASTAL CARIBBEAN OILS & MINERALS, LTD

Clarendon House

Hamilton, Bermuda

Dear Shareholder,

Your Company has succeeded in surviving in a difficult economic climate in which to raise capital and continues its struggle for its wholly owned subsidiary Coastal Petroleum Company to become a viable independent oil and gas producer. We have drilled or participated in three Lodgepole Formation tests in Montana since 2006. The intended targets were hit, but all had been flushed by fresh water and did not contain economic quantities of oil. Further Lodgepole drilling will be done in North Dakota on prospects we hold near other wells producing from the Lodgepole Formation. Three such drilling permits are being processed at present, with the hope of drilling occurring before the end of the year.

The Company still maintains the core of its 34,000 acre natural gas prospect in Valley County, Montana. One well was drilled on the prospect which confirmed the structure and the presence of natural gas, but drilling damage prevented testing of the prospect. The Company has received a permit to drill an adjacent well on the same location and we are presently awaiting the availability of a rig to drill the site, which hopefully will occur within two weeks.

You have probably noticed that the Company is not soliciting proxies this year. This is simply an attempt to reduce the cost of the annual meeting by eliminating thousands of dollars in printing, mailing and auditing costs at a time when cash is very short for the Company. We believe the money is better spent on exploration efforts. It is important to hold the meeting to allow the Company to continue in good standing.

You are cordially invited to attend the annual meeting in person to vote your shares. It will be held on November 19, 2010, at 9:00 a.m. Mountain Standard Time in the Theodore Roosevelt Conference Room, 28 1st Avenue West, Dickinson, North Dakota.

Sincerely,

Phillip W. Ware
President

October 28, 2010

COASTAL CARIBBEAN OILS & MINERALS, LTD.

Clarendon House, Church Street

Hamilton, Bermuda

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

To be Held on November 19, 2010

NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders of COASTAL CARIBBEAN OILS & MINERALS, LTD. (the “Company”) will be held on Friday, November 19, 2010 at 9:00 a.m., local time, at the Theodore Roosevelt Conference Room, 28 1st Avenue W, Dickinson, North Dakota, for the following purposes:

To receive the report of the independent auditors and the financial statements for the years ended December 31, 2005, 2006, 2007, 2008 and 2009 and to vote on the following:

1.	To elect three members to the Board of Directors;

2.	To ratify the appointment of independent auditors of the Company for the year ending December 31, 2010 and to authorize the Board of Directors to fix the remuneration of such auditors;

3.	To approve the adjournment of the annual meeting in order to solicit proxies if necessary; and

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Because the Company has not held an annual meeting since December 2005, this meeting will also serve as the Company’s annual meeting for the years 2006, 2007, 2008 and 2009.

This notice is being sent to shareholders of record as of October 14, 2010.

Dated: October 28, 2010

By Order of the Board of Directors,
Robert J. Angerer, Jr.
Corporate Secretary

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY

COASTAL CARIBBEAN OILS & MINERALS, LTD. Clarendon House, Church Street Hamilton, Bermuda __________________ INFORMATION STATEMENT 2010 ANNUAL GENERAL MEETING __________________

General Information

This information statement is furnished to the shareholders of Coastal Caribbean Oils & Minerals, Ltd., a Bermuda company (“Coastal” or the “Company”), in connection with the 2010 General Meeting of Shareholders and any adjournment thereof. Because the Company has not held an annual meeting since December 2005, this meeting will also serve as the Company’s annual meeting for the years 2006, 2007, 2008 and 2009. Coastal’s 2009 Annual Report on Securities and Exchange Commission Form 10-K, which includes audited financial statements for the fiscal year ended December 31, 2008 and 2009, as well as the Company’s SEC Form 10-Q for the 6-month period ended June 30, 2010, accompanies this Information Statement. This Information Statement is first being mailed to shareholders on or about October 28, 2010. The record date for shareholders entitled to vote at the meeting is October 14, 2010.

Date, Time and Location

•	Friday, November 19, 2010

•	9:00 A.M., local time, and at any adjournments or postponements thereof.

•	Theodore Roosevelt Conference Room, 28 1st Avenue W, Dickinson, North Dakota.

WE ARE NOT ASKING YOU FOR A PROXY, AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF MEETING MATERIALS

FOR THE SHAREHOLDERS MEETING TO BE HELD ON NOVEMBER 19, 2010.

A copy of this Information Statement, the Annual Report on Form 10-K and the 10-Q for the 6-month period ended June 30, 2010, are also available to shareholders via the Internet at:

http://www.RRDEZProxy.com/2010/Coastalcaribbean2010proxy

Who can attend our Annual Meeting?

If you own common stock of record, you may attend the annual meeting and vote in person. You may appoint someone, other than a Company director or officer, whom you know will be attending the meeting to represent you by proxy. If you own common stock through a brokerage account, you may attend the annual meeting, but in order to vote your shares at the annual meeting, you must obtain a “legal proxy” from the brokerage firm that holds your shares. You should contact your brokerage account representative to learn how to obtain a legal proxy which you can vote in person at the meeting.

Votes required in order to Conduct Company Business

Our Bye-Laws provide in part that a resolution must be passed by both:

•	a simple majority of votes cast by shareholders in person or by proxy; and

•	a simple majority of the number of shareholders present at the meeting in person or by proxy,

EXCEPT, when shares are held by members of another company, firm, partnership, association or other business organization and such persons act in concert, as that term is defined in our Bye-Laws or when shares are held by or for a group of shareholders who act in concert, such persons shall be deemed to be one shareholder.

The Company will determine whether shareholders have acted in concert, depending on the circumstances and the evidence, if any, that shareholders were in fact so acting and should therefore be treated as one shareholder.

The Company may require brokers, banks and other nominees holding shares for beneficial owners to furnish information with respect to such beneficial owners for the purpose of applying this provision.

Voting Procedures

Each share of common stock entitles its owner to one vote upon each matter to come before the annual meetings. In accordance with Bermuda law and our Bye-Laws, directors will be elected at the annual meeting by a simple majority of the votes cast and by a simple majority of the shareholders present at the annual meeting. Any other matter on which shareholders vote at the annual meeting will be determined by the same requirement.

A shareholder may abstain or withhold a vote with respect to any item submitted for shareholder approval. Abstentions and withheld votes will be counted as being present for purposes of determining the existence of a quorum, but will be counted as not voting in favor of any proposal brought before the annual meeting.

The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your shares of common stock are represented by certificates or book entries in your name so that you appear as a shareholder on the records of our stock transfer agent, you may vote those shares in person at the meeting or by proxy. If you own shares through a brokerage firm (e.g., shares held in “street name”), you should contact your brokerage account representative to learn how to obtain a legal proxy which will allow you to vote in person at the meeting.

BOARD OF DIRECTORS; COMMITTEES; ATTENDANCE

The only standing committee of the Board is the Audit Committee.

The principal functions of the Audit Committee are: (1) to recommend the particular persons or firm to be employed by the Company as its independent auditors; (2) to consult with the persons or firm so chosen to be the independent auditors with regard to the plan of audit; (3) to review, in consultation with the independent auditors, their report of audit, or proposed report of audit, and the accompanying management letter, if any; and (4) to consult with the independent auditors (periodically, as appropriate, out of the presence of management) with regard to the adequacy of internal controls. During 2009, the Audit Committee, which was comprised of the Board of Directors, met two times.

The Company does not presently have standing nominating or compensation committees of the Board of Directors. The functions that would be performed by such committees are performed by the Board of Directors.

There were four meetings of the Board of Directors of the Company held during 2009. During 2009, all of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors and Committees on which they serve.

REPORT OF THE AUDIT COMMITTEE

The Board of Directors has adopted a formal, written charter for the Audit Committee and The Board of Directors served as the Audit Committee during 2009.

In connection with the preparation and filing of the Company’s audited financial statements for the year ended December 31, 2009 (the “audited financial statements”), the Audit Committee performed the following functions:

•

The Audit Committee reviewed and discussed the audited financial statements with senior management and Baumann, Raymondo & Company, P.A., the Company’s independent auditors. The review included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments; and the clarity of disclosures in the forward looking statements

•	The Audit Committee also discussed with Baumann, Raymondo & Company, P.A. the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees).

•

The Audit Committee received the written disclosures and the letter from Baumann, Raymondo & Company, P.A. required by Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees), and discussed with Baumann, Raymondo & Company, P.A. its independence from the Company and considered the compatibility of the auditors’ non-audit services to the Company with the auditors’ independence.

Based upon the functions performed, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, for filing with the U.S. Securities and Exchange Commission. The Audit Committee and the Board have also recommended subject to shareholder ratification, the selection of Baumann, Raymondo & Company, P.A. as the Company’s independent auditors for the fiscal year ended December 31, 2010.

PROPOSAL NO. 1 ELECTION OF DIRECTORS

Nominees

Our Board of Directors is presently comprised of three members: Phillip W. Ware; Robert J. Angerer, Sr.; and Herbert D. Haughton. The Board has nominated these same persons to be elected to the Board at this annual meeting. The directors will be elected to staggered terms expiring at one-two-and three year intervals pursuant to the Bye-Laws of the Company. The Bye-Laws established three classes of directors to be elected on a rotating basis at each successive annual meeting of Shareholders, and in each case until their respective successors shall have been elected and duly qualified. The director who is elected to a one-year term at this meeting will stand for re-election at the 2011 annual meeting. The three nominees have all indicated their willingness to stand for election and to serve as directors if elected. Should a director nominee become unable or unwilling to serve, proxies will be voted for the election of such other person as the Board of Directors may choose to nominate.

The Company is not aware of any arrangements or understandings between any of the individuals named above and any other person pursuant to which any of the individuals named above was selected as a director and/or executive officer. Neither is the Company aware of any family relationship among the officers and directors of the Company or its subsidiary, other than the relationship between Mr. Angerer and his son who serves as the Company’s Secretary.

Bye-Law 81(1) provides that in the event no candidate for one or more directorship vacancies receives the vote required to pass an ordinary resolution, as described in Bye-Law 1 above, then each person who receives the majority, in number, of the Members present in person or by proxy and voting thereon, shall be elected to fill such vacancies.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

The Company hereby incorporates by reference the section entitled “Directors and Executive Officers of the Company” contained within pages 34 and 35 of our 2009 Annual Report filed on Form 10-K on April 12, 2010, and attached hereto.

EXECUTIVE COMPENSATION

The Company hereby incorporates by reference the section entitled “Executive Compensation” contained within pages 36 and 43 of our 2009 Annual Report filed on Form 10-K on April 12, 2010, and attached hereto.

Security Ownership of Certain Beneficial Owners and Management

The following table contains information regarding the current beneficial ownership of our common stock of each director nominee as of the record date. The number and percentage of shares held by each person reflects the number of shares that person currently owns, plus the number of shares that person has the right to acquire through the exercise of stock options which are exercisable within the next 60 days.

Name	Number Of Shares Owned(1)		Right to Acquire(2)	% of Beneficial Ownership(3)
Phillip W. Ware	454,121		450,000	1.27%

Robert J. Angerer, Sr.	23,862,087	(4)	0	33.75%

Herbert D. Haughton	50,000		50,000	0.14%

All directors as a group	24,366,208		500,000	35.16%

(1)	Includes shares for which the named person:

•	has sole voting and investment power;

•	has shared voting and investment power, or

•	holds in an IRA or other retirement plan program, unless otherwise indicated in these footnotes.

(2)	Includes options that are exercisable within 60 days of the date of this Information Statement.

(3)	Assumes only the indicated individual or group member exercises his options. Based upon 70,728,604 shares outstanding.

(4)	As reported on Schedule D filed by Mr. Angerer, dated September 9, 2010.

Certain Business Relationships

The Company hereby incorporates by reference the Section entitled “Certain Business Relationships and Related Transactions” contained on page 45 of our 2009 Annual Report filed on Form 10-K on April 12, 2010, and attached hereto.

PROPOSAL NO. II RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors retained Baumann, Raymondo & Company, P.A. of Tampa, Florida to act as the Company’s independent auditors for the fiscal year ended December 31, 2009. Representatives of Baumann, Raymondo & Company are not expected to be present at the annual meeting. Fees paid to Baumann, Raymondo & Company, P.A. for the year ended December 31, 2009 were as follows:

Audit Fees	$ 33,000
All Other Fees	0

Total	$ 33,000

PROPOSAL NO. III ADJOURNMENT OF ANNUAL MEETING

The Board of Directors intends to adjourn the annual meeting in the event that there are not a sufficient number of votes present in person or by proxy to approve Proposals I, or II at the annual meeting as permitted by the Company’s Bye-Laws. If it is necessary to adjourn the annual meeting and the adjournment is for a period of less than 30 days, no notice of the time or place of the reconvened meeting will be given to shareholders, other than an announcement made at the annual meeting.

COMPLIANCE WITH SECTION 16(A)

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons who beneficially own more than 10% of the Company’s common stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the Securities and Exchange Commission. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons. Based solely on its copies of forms received by it, or written representations from certain reporting persons that no Form 5’s were required for those persons, the Company believes that during the just completed fiscal year, its executive officers, directors, and greater than 10% beneficial owners complied with all applicable filing requirements.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the annual meeting, other than those matters referred to in this Information Statement.

AVAILABILITY OF OTHER INFORMATION

Accompanying this Information Statement, and incorporated by reference herein, is our 2009 Annual Report on Form 10-K, which includes our audited financial statements. The Annual Report and other corporate information is also available on our corporate website, http://www.coastalcarib.com. Additional printed copies of our Annual Report are available to shareholders at no charge. Any shareholder who would like an additional copy may contact:

Robert J. Angerer, Jr.

Corporate Secretary

P.O. Box 10468

Tallahassee, Florida 32302

(850) 878-2411

We currently file periodic reports (including Form 10-Ks and Form 10-Qs, and any amendments thereto) with the Securities and Exchange Commission. These periodic reports are filed electronically via EDGAR and can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at its Public Reference Section, 450 Fifth Street, NW, Washington, DC 20549. The Securities and Exchange Commission maintains a website that contains registration statements, reports, proxy and information statements and other information regarding registrants that file electronically. Information filed by Coastal is also available for review on this website at www.sec.gov.

The contents and the sending of this Information Statement have been approved by the Directors of the Company.

By Order of the Board of Directors,

Robert J. Angerer, Jr.

Secretary

Dated: October 28, 2010